Exhibit 99.1

NEWS for Immediate Release

MANITOWOC SIGNS DEFINITIVE PURCHASE AGREEMENT

FOR PENDING SALE OF ITS MARINE SEGMENT

TO FINCANTIERI SpA

MANITOWOC, WI - August 4, 2008 – The Manitowoc Company, Inc. (NYSE: MTW) today announced that it has signed a definitive purchase agreement to sell the stock of its Marine segment to Fincantieri Marine Group Holdings, Inc., a subsidiary of Fincantieri – Cantieri Navali Italiani SpA (Fincantieri).  Lockheed Martin Corporation (NYSE: LMT) has agreed to be a minority investor with Fincantieri in the proposed acquisition.  The transaction, which is valued at $120 million (subject to certain closing adjustments), is an all-cash deal that is anticipated to close at the end of 2008. The sale is subject to customary clearances for transactions of this type including U.S. antitrust and certain U.S. security agencies.

Manitowoc Marine Group (MMG) is a full-service shipbuilding, ship repair, and ship conversion organization that operates facilities in Sturgeon Bay, Wisconsin; Marinette, Wisconsin; and Cleveland, Ohio. Serving a broad base of commercial, military, and government customers that operate vessels both on and off the Great Lakes, MMG employs a workforce of 1,587 at its Bay Shipbuilding, Marinette Marine, and Cleveland Shiprepair operations.

In announcing the pending sale, Glen E. Tellock, Manitowoc’s president and chief executive officer, said: “As our legacy business, Marine led the way in establishing Manitowoc’s tradition of integrity, commitment to stakeholders, and passion for excellence – the values that have driven the success for all three of our segments.  In addition, this transaction expands the opportunities for MMG to continue its industry leadership in the future.  More importantly, it will allow MMG to become part of a growing, global organization that is exclusively focused on commercial and military shipbuilding.”

“This transaction will allow Manitowoc to focus its financial assets and managerial resources on the growth of its increasingly global crane and foodservice businesses. It also will allow us to invest the proceeds from the sale to generate additional shareholder value,” Tellock added.

Assuming a timely completion of this sale by year-end, the transaction is expected to generate a per-share, after-tax gain of approximately $0.60. Manitowoc intends to use the after-tax proceeds for general corporate purposes, which include pay down of debt anticipated as a result of the pending acquisition of Enodis.

Merrill Lynch & Co. served as financial advisor to Manitowoc in this transaction.

Forward-looking Statements

This press release includes “forward-looking statements” intended to qualify for the safe harbor from liability under the Private Securities Litigation Reform Act of 1995. Any statements contained in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.   These statements are based on the current expectations of the management of the company and are subject to uncertainty and changes in circumstances.  Forward-looking statements include, without limitation, statements typically containing words such as “intends,” “expects,” “anticipates,” “targets,” “estimates” and words of similar import.  By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future.  There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements.  Factors that could cause actual results and developments to differ materially include, among others:

•                            unanticipated changes in revenues, margins, costs, and capital expenditures;

•                            issues associated with new product introductions;

•                            matters impacting the successful and timely implementation of ERP systems;

•                            foreign currency fluctuations;

•                            increased raw material prices;

•                            unexpected issues associated with the availability of local suppliers and skilled labor;

•                            unanticipated changes in consumer spending;

•                            unanticipated changes in global demand for high-capacity lifting equipment;

•                            the risks associated with growth;

•                            geographic factors and political and economic risks;

•                            actions of competitors;

•                            changes in economic or industry conditions generally or in the markets served by Manitowoc;

•                            the state of financial and credit markets;

•                            unanticipated issues associated with refresh/renovation plans by national restaurant accounts;

•                            efficiencies and capacity utilization of facilities;

•                            issues related to new facilities and expansion of existing facilities;

•                            work stoppages, labor negotiations, and labor rates;

•                            award of military and commercial ship and barge construction contracts;

•                            government approval and funding of projects;

•                            the ability of our customers to receive financing;

•                            the ability to complete and appropriately integrate restructurings, consolidations, acquisitions, divestitures, strategic alliances, and joint ventures, and in particular, the successful and timely completion of the sale of Manitowoc Marine Group;

•                            in connection with previously announced proposed sale of Manitowoc Marine Group, the anticipated tax gain, the expected timing and conditions precedent, unanticipated issues associated with the satisfaction of conditions precedent and obtaining regulatory approvals, the terms and conditions of any regulatory approvals, anticipated earnings impact, and estimated costs to be incurred in completing the proposed sale;

•                            in connection with previously announced proposed acquisition of Enodis plc, the ability to complete and appropriately and timely integrate the proposed acquisition of Enodis, the expected timing and conditions precedent, unanticipated issues associated with the satisfaction of conditions precedent and obtaining regulatory approvals, the terms and conditions of any regulatory approvals, anticipated earnings enhancements, estimated cost savings and other synergies and the anticipated timing to realize those savings and synergies, estimated costs to be incurred in completing the proposed acquisition and in achieving synergies, potential divestitures and other strategic options; and

•                            risks and other factors cited in the company’s  filings with the United States Securities and Exchange Commission.

Manitowoc undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements only speak as of the date on which they are made.  Information on the potential factors that could affect the company’s actual results of operations is included in its filings with the Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

About The Manitowoc Company, Inc.

The Manitowoc Company, Inc. is one of the world’s largest providers of lifting equipment for the global construction industry, including lattice-boom cranes, tower cranes, mobile telescopic cranes, and boom trucks. As a leading manufacturer of ice-cube machines, ice/beverage dispensers, and commercial refrigeration equipment, the com-pany offers the broadest line of cold-focused equipment in the foodservice industry. In addition, the company is a leading provider of shipbuilding, ship repair, and conversion services for government, military, and commercial customers throughout the U.S. maritime industry.

Company contact:

Carl J. Laurino

Senior Vice President

& Chief Financial Officer

920-652-1720